Exhibit 10.5

FOURTH AMENDMENT TO OFFICE LEASE

THIS FOURTH AMENDMENT TO OFFICE LEASE (this “Amendment”) is entered into as of the 28th day of March 2013 by and between 27200 Associates, LLC, a California limited liability company (“Lessor”), and Kythera Biopharmaceuticals, Inc., a Delaware corporation (“Lessee”).

WITNESSETH:

WHEREAS, Lessor and Lessee, entered into that certain Standard Multi-Lessee Office Lease - Gross dated  December     , 2009 (the “Original Lease”) as amended by that certain First Amendment to Lease dated January 8, 2010 (the “First Amendment”), and by that certain Second Amendment to Office Lease dated April 21, 2011 (the “Second Amendment”), and by that certain Third Amendment to Office Lease dated March 23, 2012 (the “Third Amendment and together with the Original Lease, the First Amendment, the Second Amendment shall be referred to herein as the “Lease”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Lease; and

WHEREAS, pursuant to the Lease, Lessee presently leases Suite 200 (the “Suite 200 Premises”), Suite 100 (the “Suite 100 Premises”) and Suite 101 (the “Suite 101 Premises”) in the building located at 27200 Agoura Road in Calabasas, California (the “Building”), which Suite 200 Premises consists of approximately 7,579 rentable square feet and Suite 100 Premises consists of approximately 6,458 rentable square feet and Suite 101 Premises consists of approximately 2,910 rentable square feet;

WHEREAS, Lessor and Lessee desire to extend the term of the Suite 100 Premises, the Suite 101 Premises and Suite 200 Premises;

WHEREAS, subject to and in accordance with the terms of this Amendment, Lessor and Lessee desire to amend the Lease, all on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Lease shall be amended as follows:

A G R E E M E N T:

1.             Extended Term.  The Term of the Lease (as amended hereby) as it relates to the Suite 100 Premises, the Suite 101 Premises and the Suite 200 Premises shall be extended such that the Expiration Date shall be June 30, 2014.

2.             No Further Amendments; Lease Remains in Full Force and Effect.  Except as modified herein, the Lease shall remain unmodified and in full force and effect.

3.             Entire Agreement.  It is understood and acknowledged that there are no oral agreements among the parties hereto affecting this Amendment and this Amendment supersedes and cancels any and all previous negotiations, arrangements, agreements and understandings, if any, among the parties hereto with respect to the Premises.

4.             Attorneys’ Fees.  Should any dispute arise among the parties hereto or the legal representatives, successors and assigns concerning any provision of this Amendment or the rights and duties of any person in relation thereto, the party prevailing in such dispute shall be entitled, in addition to such other relief that may be granted, to recover reasonable attorneys’ fees and legal costs in connection with such dispute.

5.             Governing Law.  This Amendment shall be governed by and construed under the laws of the State of California.

6.             Counterparts.  This Amendment may be executed in any number of original counterparts.  Any such counterpart, when executed, shall constitute an original of this Amendment, and all such counterparts together shall constitute one and the same Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

LESSOR:

27200 ASSOCIATES, LLC

a California limited liability company

By:	ADC Real Estate Group, Ltd.
a California limited partnership
Its:	Manager

By:	ADC Investments, Inc.
A California corporation
Its:	General Partner

	By:	/s/ Joseph T. Amoroso
	Name:	Joseph T. Amoroso
	Title:	President

LESSEE:

KYTHERA BIOPHARMACEUTICAL, INC.,

a Delaware corporation

By:	/s/ John Smither
Name:	John Smither
Title:	CFO